Exhibit 10.30
[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.]

Amendment No. 1 to Amended and Restated Master Services Agreement
This Amendment No. 1 (this “Amendment”) to the Amended and Restated Master Services Agreement by and between Inhibrx, Inc. (f/k/a Inhibrx LP) (“Client”) and WuXi Biologics (Hong Kong) Limited (“Provider”) dated August 28, 2018 (the “Agreement”) is made by and between Client and Provider effective as of December 11, 2019. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.
WHEREAS, Client and Provider desire to amend the Agreement in accordance with the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:
1.Cancellation Fees.  The parties agree that the existing terms regarding fees for cancellation of GMP manufacturing in the Agreement are ambiguous and unclear, and thus the parties agree that Section 12.5 of the Agreement is hereby deleted in its entirety and replaced with the following:
12.5    Special Notes for cancellation of GMP manufacturing. If a notice to cancel GMP manufacturing in the executed Work Order and/or this Agreement by Client, other than for reason of a breach of this Agreement by Provider, is received, Provider will use reasonable efforts to find an alternative client to fill the manufacturing slot. In the case where no alterative client can be identified to fill the slot(s), a termination charge will be applied based on the following:
•no termination charge except cost of raw materials purchased by Provider for purposes of Development and Production under the applicable Work Order and/or the Agreement (as the case may be), if the cancellation notice is received over [***] calendar days before the scheduled vial thaw;
•[***] of GMP batch fee plus cost of raw materials purchased by Provider for purposes of Development and Production under the applicable Work Order and/or the Agreement (as the case may be), if the cancellation notice is received between [***] and [***] calendar days before the scheduled vial thaw;
•[***] of GMP batch fee plus cost of raw materials purchased by Provider for purposes of Development and Production under the applicable Work Order and/or the Agreement (as the case may be), if the cancellation notice is received between 51 and [***] calendar days before the scheduled vial thaw;
•[***] of GMP batch fee plus cost of raw materials purchased by Provider for purposes of Development and Production under the applicable Work Order and/or the Agreement (as the case may be), if the cancellation notice is received between [***] and [***] calendar days before the scheduled vial thaw; and
•[***] of GMP batch fee plus cost of raw materials purchased by Provider for purposes of Development and Production under the applicable Work Order and/or the Agreement (as the case may be), if the cancellation notice is received [***] calendar days or fewer before the scheduled vial thaw.

The GMP batch fee shall be expressly specified in the applicable Work Order. Client shall own any raw materials paid for by Client.
2.Ratification of Agreement.  Except as expressly set forth herein, the Agreement, as amended, shall remain unmodified and in full force and effect in all other respects.
3.Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same agreement.
IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives as of the date set forth above.

WuXi Biologics (Hong Kong) Limited		Inhibrx, Inc.

By:	/s/ Chris Chen	By:	/s/ Leah Pollema
Name:	/s/ Chris Chen	Name:	Leah Pollema
Title:	CEO	Title:	VP, General Counsel